1. The “Annual fund operating expenses” table in the “Fees and expenses of the fund” section of the summary prospectus for Share class R-6 is amended to read as follows:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	R-6
Management fees	0.48%
Distribution and/or service (12b-1) fees	None
Other expenses	0.06
Total annual fund operating expenses	0.54
Fee waiver	—
Total annual fund operating expenses after fee waiver	0.54

2. The information under the heading “Example” in the “Fees and expenses of the fund” section of the summary prospectus for Share class R-6 is amended to read as follows:

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	R-6
1 year	$55
3 years	173
5 years	302
10 years	677

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-594-0125P Litho in USA CGD/AFD/10039-S104876

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY